UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report  (date of earliest event reported):  April 16, 2002

SCP POOL CORPORATION (Exact name of registrant as specified in its charter)
Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(985) 892-5521

SCP POOL CORPORATION

Item 7.		Financial Statements and Exhibits

	a.–b.	Financial statements of businesses acquired and pro forma financial information

None.

	c.	Exhibits

	Exhibit Number 99	Description

Press Release dated as of April 16, 2002, announcing first quarter 2002 earnings results.

Item 9.		Regulation FD Disclosure

On April 16, 2002, SCP Pool Corporation, a Delaware corporation, announced first quarter earnings results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 18, 2002.

SCP POOL CORPORATION

By: /s/ Craig K. Hubbard
Craig K. Hubbard
Chief Financial Officer, Treasurer and Secretary